Exhibit 99.2
IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
COUNTY DEPARTMENT, CHANCERY DIVISION

SCOTT WELLS and CITY OF ANN ARBOR EMPLOYEES’ RETIREMENT SYSTEM, Derivatively on Behalf of TREEHOUSE FOODS, INC.,
Plaintiffs,
vs.
SAM K. REED, DENNIS F. RIORDAN, and CHRISTOPHER D. SLIVA,
Defendants,
-and-
TREEHOUSE FOODS, INC., a Delaware Corporation,
Nominal Defendant.
Case Nos. 2016 CH 16359 and 2019 CH 06753 Honorable Neil H. Cohen
NOTICE OF PENDENCY AND PROPOSED SETTLEMENT
OF STOCKHOLDER ACTION

TO:    ALL RECORD AND BENEFICIAL OWNERS OF TREEHOUSE FOODS, INC. (“TREEHOUSE”) COMMON STOCK AS OF DECEMBER 9, 2024, EXCLUDING THE INDIVIDUAL DEFENDANTS, THE OFFICERS AND DIRECTORS OF TREEHOUSE, MEMBERS OF THEIR IMMEDIATE FAMILIES, AND ANY ENTITY IN WHICH INDIVIDUAL DEFENDANTS HAVE OR HAD A CONTROLLING INTEREST (“CURRENT TREEHOUSE STOCKHOLDERS”).
PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.
IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, CURRENT STOCKHOLDERS OF TREEHOUSE WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.
THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS RESPECTING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.
YOU ARE HEREBY NOTIFIED, pursuant to an Order from the Honorable Neil H. Cohen, of the Circuit Court of Cook County, Richard J. Daley Center, 50 W. Washington St., Chicago, Illinois 60602 (the “Court”), that a proposed settlement agreement has been reached among (i) Plaintiffs,1 on behalf of themselves and derivatively on behalf of nominal defendant TreeHouse; (ii) and defendants Sam K. Reed, Dennis F. Riordan, and Christopher D. Sliva (collectively, the “Individual Defendants”) in connection with the above-captioned stockholder derivative action (the “Action”).
1 For purposes of this Notice, the Court incorporates by reference the definitions in the Parties’ Stipulation of Settlement, fully executed as of December 9, 2024 (the “Stipulation”), and all capitalized terms used herein, unless otherwise defined, shall have the same meanings as set forth in the Stipulation.
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Plaintiffs filed the Action derivatively on behalf of TreeHouse to remedy the alleged harm caused to the Company by the Individual Defendants’ alleged breaches of their fiduciary duties and other alleged misconduct. The proposed Settlement, if approved by the Court, would fully, finally and forever resolve the Action on the terms set forth in the Stipulation of Settlement (“Stipulation”) and summarized in this Notice, including the dismissal of the Action with prejudice.
As explained below, a Settlement Hearing will be held before the Court on March 10, 2025, at 9:30 a.m., via Zoom, before the Honorable Neil H. Cohen of the Circuit Court of Cook County in Courtroom 2308 at the Richard J. Daley Center, 50 W. Washington St., Chicago, Illinois 60602,2 to determine (i) whether the terms and conditions of the Settlement set forth in the Stipulation are fair, reasonable, and adequate to TreeHouse and Current TreeHouse Stockholders and should be approved by the Court;3 (ii) whether the [Proposed] Final Judgment and Order approving the Settlement, substantially in the form of Exhibit C attached to the Stipulation, should be entered, dismissing the Action with prejudice and releasing and enjoining the prosecution of any and all Released Claims; and (iii) whether the separately negotiated Fee and Expense Amount to Plaintiffs’ Counsel and any Service Awards to Plaintiffs to be paid therefrom, should be approved. At the Settlement Hearing, the Court may also hear or consider such other matters as the Court may deem necessary and appropriate.
You have the right to object to the Settlement, the Fee and Expense Amount, and the Service Awards in the manner provided herein. If you fail to object in the manner provided
2 The Court conducts Zoom proceedings using the Zoom meeting I.D. number 940 2402 4757 and the Zoom passcode 739301. The dial-in number for the Court’s Zoom proceedings is (312) 626-6799.
3 Current TreeHouse Stockholders is defined to mean any Person or Persons who are record or beneficial owners of TreeHouse common stock as of the date of December 9, 2024 and who continue to hold such common stock as of the date upon which the Judgment approving the Settlement becomes final, excluding the Individual Defendants, the current officers and directors of TreeHouse, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest..
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herein at least fourteen (14) days prior to the Settlement Hearing, you will be deemed to have waived your objections and will forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement or the Fee and Expense Amount, including any Service Awards, as set forth in the Stipulation, unless otherwise ordered by the Court, but will be forever bound by the Final Order and Judgment to be entered, the dismissal of the Action with prejudice, and any and all of the releases set forth in the Stipulation.
This Notice is not intended to be and should not be construed as an expression of any opinion by the Court with respect to the merits of the claims made in the Action; this Notice is merely to advise you of the proposed Settlement and of your rights as a Current TreeHouse Stockholder.
I.BACKGROUND
A.Procedural History of the Consolidated Action
Plaintiff Wells filed the action with the case number 2016 CH 16359 (the “Wells Action”) on December 19, 2016, in the Chancery Division of the Circuit Court of Cook County, Illinois, alleging breaches of fiduciary duties and other violations of law by certain current and former officers and directors of the Company.
On June 3, 2019, Plaintiff Ann Arbor filed the action with the case number 2019 CH 06753 (the “Ann Arbor Action”) in the Chancery Division of the Circuit Court of Cook County, Illinois. On August 13, 2019, the Court consolidated the Wells and Ann Arbor Actions (the “Consolidated Action”).
Plaintiffs filed the Consolidated Verified Shareholder Derivative Complaint (the “Consolidated First Complaint”) on February 28, 2022, alleging claims for contribution and indemnification, breach of fiduciary duty, and aiding and abetting breach of fiduciary duty against Defendants. On April 14, 2022, Defendants moved to dismiss the Consolidated First
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Complaint pursuant to 735 ILCS 5/2-615. On July 25, 2022, the Court granted Defendants’ Motion to Dismiss without prejudice.
Plaintiffs filed a Consolidated Amended Verified Shareholder Derivative Complaint (the “Consolidated Amended Complaint”) on August 26, 2022, again alleging claims for contribution and indemnification, breach of fiduciary duty, and aiding and abetting breach of fiduciary duty against Defendants. On September 13, 2022, Defendants moved to strike the Consolidated Amended Complaint on the ground that Plaintiffs had not properly sought leave to amend. On November 7, 2022, following full briefing, the Court denied Defendants’ Motion to Strike. On December 7, 2022, Defendants moved to dismiss the Consolidated Amended Complaint pursuant to 735 ILCS 5/2-615. On March 15, 2023, following full briefing and oral argument, the Court granted Defendants’ Motion to Dismiss with prejudice.
On March 16, 2023, Plaintiffs appealed. On March 22, 2024, the First District of the Appellate Court of Illinois (the “Appellate Court”) issued an opinion reversing the Court’s Order on the Motion to Dismiss the Consolidated Amended Complaint, reinstating the Consolidated Amended Complaint, and remanding the case to the Circuit Court for further proceedings. The First District’s mandate was issued on May 8, 2024. On August 2, 2024, Plaintiffs moved to reinstate the Consolidated Amended Complaint. The Court granted that Motion to Reinstate on August 26, 2024.
On September 6, 2024, TreeHouse filed a Motion for Leave to Dismiss the Consolidated Amended Complaint under 735 ILCS 5/2-619, which the Individual Defendants joined. On September 23, 2024, Plaintiffs filed an Opposition to the Motion for Leave. The Parties subsequently entered into a term sheet reflecting an agreement in principle to settle this Consolidated Action. Accordingly, on October 1, 2024, the Court entered a Stipulation and
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Agreed Order, pursuant to which Defendants withdrew their Motion for Leave without prejudice, all proceedings were stayed pending the submission of settlement approval papers.
B.The Securities Class Action
A federal securities action, captioned Public Employees’ Retirement System of Mississippi v. TreeHouse Foods, Inc. et al., Case No.: 16-CV-10632 (N.D. Ill.) (“Securities Class Action”), was filed in the United States District Court for the Northern District of Illinois, alleging the Company and several of its officers violated sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Rule l0b-5 promulgated thereunder. On July 13, 2021, the parties in the Securities Class Action entered into a stipulation of settlement that provided for a $27 million payment to the settlement class. The full amount of the settlement in the Securities Class Action was funded with proceeds from TreeHouse’s directors and officers’ insurance, with no monetary outlay by the Company (or the Individual Defendants). On November 17, 2021, the court entered a Final Order and Judgment, approving of the settlement.
C.The Settlement of the Action and Mediation Efforts
In 2021, the parties in the Securities Class Action participated in a formal mediation session and reached a resolution. Following the settlement, the Parties in this Action engaged in mediator-facilitated discussions regarding a potential resolution, but no settlement was reached at that time.
After the Appellate Court reversed the Circuit Court’s ruling on the Motion to Dismiss the Consolidated Amended Complaint, the Parties agreed to seek the aid of an experienced mediator, the Honorable William J. Cahill (Ret.) of JAMS (the “Mediator”), to assist the Parties in endeavoring again to explore a potential resolution of the Action. In advance of the mediation, the Parties discussed a potential settlement framework. On August 13, 2024, the
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Parties to this Action participated in a mediation session but were unable to agree on settlement terms at that time.
After mediation on August 13, 2024, the Parties continued arm’s-length settlement negotiations. After the Parties reached agreement as to corporate governance reforms designed to address Defendants’ alleged breach of fiduciary duties and to improve the independence of the Board and the rigor of committee oversight of core operations, the Parties commenced negotiations facilitated by the Mediator regarding reasonable attorney’s fees to be paid to Plaintiffs’ Counsel, subject to Board and Court approval, in consideration of the benefits conferred upon TreeHouse by the Settlement. Thereafter, the Parties memorialized the basic Settlement terms and executed a Binding Settlement Term Sheet on September 26, 2024 (the “Term Sheet”).
The Parties are in agreement that a settlement on the terms and subject to the conditions set forth in this Stipulation is fair, reasonable, and in the best interests of the Company and its stockholders. The Parties agree that the Settlement confers substantial benefits to TreeHouse and its stockholders and that the Action was a material factor in the substantial benefits achieved.
II.PLAINTIFFS’ COUNSEL’S INVESTIGATION AND RESEARCH, PLAINTIFFS’ CLAIMS, AND THE BENEFITS OF SETTLEMENT
Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Action have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense, time, and uncertainty inherent in the continued prosecution of Plaintiffs’ claims in the Action through trial and any subsequent appeal(s). Plaintiffs and Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses
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to, the claims asserted in the Action. Based on their investigation and evaluation set forth in more detail infra, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of TreeHouse and its stockholders.
Plaintiffs’ Counsel have conducted an extensive investigation, including, inter alia: (i) reviewing TreeHouse’s press releases, public statements, SEC filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Action and the potential defenses thereto; (iv) preparing and filing derivative complaints in the Action and sending the litigation demands; (v) reviewing and analyzing relevant pleadings in the Securities Class Action, and evaluating the merits of, and Defendants’ liability in connection with, the Securities Class Action and the Action; (vi) reviewing the Company’s existing corporate governance policies and preparing an extensive settlement demand detailing proposed corporate governance reforms to strengthen the Company’s governance; (vii) culling relevant and probative documents by running targeted searches of nearly 33,000 documents produced in the Securities Class Action by Defendants; (viii) participating in extensive settlement discussions with Defendants’ Counsel, including attending an in-person mediation in San Fransisco, California; and (ix) negotiating the Term Sheet and this Stipulation.
Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel submit that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and in the best interests of TreeHouse and its stockholders, and that the Settlement confers substantial benefits on TreeHouse and its stockholders.
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III.DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
Each of the Defendants has expressly denied and continues to deny all of the claims and contentions alleged, or which could have been alleged, in the Action or similar such actions, including that TreeHouse has suffered damage by or as a result of the conduct alleged in the Action or similar such actions.
Nonetheless, in order to eliminate the burden, expense, and risks inherent in the litigation, Defendants have concluded that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Settlement.
IV.THE SETTLEMENT HEARING
1.A hearing (the “Settlement Hearing”) shall be held before this Court on March 10, 2025, at 9:30 a.m., via Zoom, before the Honorable Neil H. Cohen of the Circuit Court of Cook County in Courtroom 2308 at the Richard J. Daley Center, 50 W. Washington St., Chicago, Illinois 60602,4 to determine whether the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to TreeHouse and its stockholders and should be approved by the Court; whether the [Proposed] Final Order and Judgment should be entered herein; and whether to approve the separately negotiated Fee and Expense Amount to Plaintiffs’ Counsel and any Service Awards to Plaintiffs to be paid therefrom.
2.At the Settlement Hearing, the Court may hear or consider such other matters as the Court may deem necessary and appropriate. The Court may adjourn the date of the Settlement Hearing without further notice to Current TreeHouse Stockholders, and the Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof, without further notice. Further, the Court may decide to approve the
4 The Court conducts Zoom proceedings using the Zoom meeting I.D. number 940 2402 4757 and the Zoom passcode 739301. The dial-in number for the Court’s Zoom proceedings is (312) 626-6799.
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Settlement without a hearing and without further notice to TreeHouse stockholders or move the Settlement Hearing to Zoom or another similar virtual platform without further notice to TreeHouse stockholders.
V.THE SETTLEMENT
The terms and conditions of the proposed Settlement are set forth fully in the Stipulation referenced above. As a part of the proposed Settlement, Defendants shall cause to be paid $1,255,000 to a settlement fund (the “Settlement Fund”). In addition, TreeHouse has agreed that within one hundred and twenty (120) days of the issuance of an order approving the settlement of the Action, TreeHouse will adopt certain corporate governance reforms (“Reforms”), which TreeHouse shall maintain for a period of not less than four (4) years. The Parties agree that the litigation and settlement efforts in the Action were a material factor in the Company’s decision to adopt, implement, and/or maintain Reforms, and that the Reforms would not have been implemented at this time and/or maintained but for settlement of the Action. The Parties further agree that the Reforms confer substantial benefits on TreeHouse and its stockholders, and that the settlement is fair, reasonable, and in the best interests of the Company and its stockholders. TreeHouse further represents that prior to the execution of this Stipulation, the Company’s Board has passed a resolution acknowledging that the independent non-defendant members of the Board have unanimously approved the Settlement. The Reforms include, inter alia: (i) enhancements to the Office of the General Counsel; (ii) enhancements to the Disclosure Committee, including the adoption and finalization of a formal written charter detailing the Disclosure Committee’s responsibilities; (iii) enhancements to the Company’s Confidential Whistleblower Program; (iv) the adoption and finalization of a formal written charter detailing a management-level Mergers & Acquisitions Working Group’s responsibilities; (v) enhancements to the Company’s Director Education Policy; and (vi) confirmation that the Securities Class
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Action settlement was fully funded with proceeds from the Company’s Directors’ & Officers’ insurance, with no monetary outlay by the Company.
VI.DISMISSAL AND RELEASES
In connection with the Court’s approval of the Settlement, the Parties will jointly request entry of the [Proposed] Final Order and Judgment by the Court, dismissing with prejudice all claims that Plaintiffs have alleged in the Action and any other Released Claims. Upon the Effective Date, the Releasing Parties shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons and any and all claims arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action against the Released Persons. Upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.
VII.ATTORNEYS’ FEES AND EXPENSES
After negotiation of the principal terms of the Settlement, Plaintiffs’ Counsel and counsel for Defendants, with the assistance of the Mediator, separately negotiated at arm’s-length the Fee and Expense Amount that would be paid to Plaintiffs’ Counsel. In connection with a motion for final approval of the Settlement, Plaintiffs’ Counsel will request an award of attorneys’ fees and expenses of $1,255,000. Defendants agree not to object to a request by Plaintiffs’ Counsel for a collective Fee and Expense Amount in an amount not to exceed $1,255,000. Additionally, Plaintiffs’ Counsel may apply to the Court for reasonable Service Awards for Plaintiffs, in
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recognition of the Plaintiffs’ participation and efforts in the prosecution of the Action, not to exceed $2,500.00 each, to be paid out of such Fee and Expense Amount awarded by the Court, and neither the Company nor the Individual Defendants will oppose any such awards consistent with such limits. Neither TreeHouse, the Individual Defendants, nor Defendants’ insurer(s) shall be liable for any portion of any Incentive Amount.
VIII.THE RIGHT TO OBJECT AND/OR BE HEARD AT THE SETTLEMENT HEARING
Any Current TreeHouse Stockholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, why the Final Order and Judgment should not be entered thereon, or why the Fee and Expense Amount, including any Service Awards, should not be finally approved; provided, however, unless otherwise ordered by the Court, that no Current TreeHouse Stockholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Final Order and Judgment to be entered approving the Settlement, or the Fee and Expense Amount, unless that stockholder has, at least fourteen (14) days prior to the Settlement Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth: (i) a written notice of objection with the person’s name, address, and telephone number, along with a representation as to whether such person intends to appear at the Settlement Hearing; (ii) competent evidence that such person currently holds shares of TreeHouse common stock; (iii) a statement of objections to any matters before the Court, the grounds therefor, or the reasons for such person desiring to appear and be heard, as well as all documents or writings such person desires the Court to consider; (iv) the identities of any witnesses such person plans on calling at the Settlement Hearing, along with a summary description of their likely testimony; (v) proof of service; and (vi) the identities of any cases (by name and court) in which the objector or his, her,
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or its attorney, if any, has objected to a settlement in the last three (3) years; and, (2) if a TreeHouse stockholder intends to and requests to be heard at the Settlement Hearing, such stockholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court: (i) a written notice of such stockholder’s intention to appear at the Settlement Hearing; (ii) a statement that indicates the basis for such appearance; (iii) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (iv) any and all evidence that would be presented at the Settlement Hearing. If a Current TreeHouse Stockholder files a written objection and/or written notice of intent to appear, such stockholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such stockholder files with the Court (either by hand delivery or by first class mail) upon each of the following:
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Marvin A. Miller
Lori A. Fanning
Miller Law LLC
115 S. LaSalle Street, Suite 2910
Chicago, Illinois 60603

Frank J. Johnson
Kristen O’Connor
Johnson Fistel, LLP
501 West Broadway, Suite 800
San Diego, California 92101

Michael I. Fistel, Jr.
Johnson Fistel, LLP
40 Powder Springs Street
Marietta, Georgia 30064

Counsel for Plaintiff Scott Wells

James P. Smith III
Winston & Strawn LLP
200 Park Avenue
New York, New York 10166

Matthew R. Carter
Elizabeth S. Deshaies
Winston & Strawn LLP
35 West Wacker Drive
Chicago, Illinois 60601
Counsel for Defendants Sam K. Reed,
Dennis F. Riordan, and Christopher D. Sliva

Frank A. Richter
Robbins Geller Rudman & Dowd LLP
200 South Wacker Drive, 31st Floor
Chicago, Illinois 60606
(312) 674-4674

Travis E. Downs, III
Benny C. Goodman, III
Erik W. Luedeke
Robbins Geller Rudman & Dowd LLP
655 West Broadway, Suite 1900
San Diego, California 92101

Counsel for Plaintiff City of Ann Arbor Employees’ Retirement System
Nilofer Umar David A. Gordon Rebecca B. Shafer Sidley Austin Llp One South Dearborn Chicago, Illinois 60603 Counsel for Nominal Defendant TreeHouse Foods, Inc.
Any Current TreeHouse Stockholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement or the Fee and Expense Amount, including any Service Award, as set forth in the Stipulation, unless otherwise ordered by the Court, but shall be forever bound by the Final Order
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and Judgment to be entered, the dismissal of the Action with prejudice, and any and all of the releases set forth in the Stipulation.
IX.CONDITIONS FOR SETTLEMENT
The Settlement is conditioned upon the occurrence of certain events described in the Stipulation, which requires, among other things: (a) the dismissal with prejudice of the Action without the award of any damages, costs, fees, or the grant of any further relief, except as provided in the Stipulation; (b) the entry by the Court of a Final Order and Judgment that provides for the dismissal with prejudice of the Action and granting the release of the Released Claims; and (c) the Settlement becoming Final. If, for any reason, any one of the conditions described in the Stipulation is not met and/or the entry of the Final Order and Judgment does not occur, the Stipulation shall be null and void and of no force and effect and the Parties to the Stipulation will be restored to their respective positions in the Action as of the date immediately preceding the date of the Stipulation.
X.EXAMINATION OF PAPERS AND INQUIRIES
This Notice contains only a summary of the terms of the Settlement. For a more detailed statement of the matters involved in the Action, reference is made to the Stipulation, which may be inspected at the Clerk of the Court’s Office for the Circuit Court of Cook County, Richard J. Daley Center, 50 W. Washington St., Chicago, Illinois 60602 during business hours of each business day or by visiting TreeHouse’s website at https://www.treehousefoods.com/investors/.
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Any other inquiries regarding the Settlement or the Action should be addressed in writing to the following:

Marvin A. Miller
Lori A. Fanning
Miller Law LLC
115 S. LaSalle Street, Suite 2910
Chicago, Illinois 60603

Frank J. Johnson
Kristen O’Connor
Johnson Fistel, LLP
501 West Broadway, Suite 800
San Diego, California 92101

Michael I. Fistel, Jr.
Johnson Fistel, LLP
40 Powder Springs Street
Marietta, Georgia 30064

Counsel for Plaintiff Scott Wells

Frank A. Richter
Robbins Geller Rudman & Dowd LLP
200 South Wacker Drive, 31st Floor
Chicago, Illinois 60606
(312) 674-4674

Travis E. Downs, III
Benny C. Goodman, III
Erik W. Luedeke
Robbins Geller Rudman & Dowd LLP
655 West Broadway, Suite 1900
San Diego, California 92101

Counsel for Plaintiff City of Ann Arbor Employees’ Retirement System

PLEASE DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.

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